Subsequent events	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent eventsOn July 11, 2022, Euronav announced that Euronav and Frontline have entered into a definitive combination agreement for a stock-for-stock combination based on an exchange ratio of 1.45 Frontline shares for every 1.0 Euronav share (the “Combination”), which was unanimously approved by all the members of Frontline's Board of Directors and by all members of Euronav's Supervisory Board. The agreement underlines the principal aspects of the previously announced term sheet that was signed on April 7, 2022. Full details are provided in the press release of July 11, 2022. https://www.euronav.com/en/investors/company-news-reports/press-releases/2022/frontline-ltd-considers-voluntary-public-takeover-bid-on-euronav-nv/